Exhibit 32.2

CHIEF FINANCIAL OFFICER SECTION 1350 CERTIFICATION

I, Donald L. Allen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-Q for Saddlebrook Resorts, Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.

Date: August 13, 2004

/s/ Donald L. Allen
Donald L. Allen
Vice President and Treasurer